Exhibit 99.3

Investor/Media Contacts:

Robert J. Cierzan, Vice President, Finance

Sylvia J. Castle, Investor Relations

(858) 513-1801

FOR IMMEDIATE RELEASE

ALDILA TO REVISE PREVIOUSLY FILED BALANCE SHEETS AND CASH FLOW STATEMENTS; DELAYS FILING YEAR END FINANCIALS

Poway, CA, March 17, 2008 – Aldila, Inc. (NASDAQ:GM:ALDA) today announced that its Audit Committee had authorized management to revise the previously filed financial statements for the periods ended March 31, 2005 through and including September 30, 2007.  The financial statements previously filed should not be relied upon.

The revised financial statements of Aldila, Inc. (the “Company”) will reclassify certain activity in Auction Rate Securities (ARS) on the Consolidated Balance Sheets and Consolidated Statements of Cash Flows.  The revisions will have no effect on the Company’s Consolidated Statements of Operations for any of the periods presented, and will not change the previously announced total current assets, total assets, net income, or earnings per share for any period.  No changes are anticipated on the Consolidated Statements of Operations.  The Company has not held any ARS since August 22, 2007 and has no intention to invest in them in the future.

The Company also announced that the work required to revise the previously filed financial statements will prevent the Company from filing on March 17, 2008 its annual report on Form 10-K for the period ended December 31, 2007.  The Company intends to file that report on or before March 31, 2008.  The previously announced earnings and financial results for the period ended December 31, 2007 are not anticipated to change.

The ARS in question were generally liquidated in either 7 or 28 days. Management is reclassifying them as “available-for-sale securities” under Statements of Financial Accounting Standard (“SFAS”) No. 115, “Accounting for Certain Investments in Debt and Equity Securities.”  Prior to September 30, 2007, the ARS were classified as Cash Equivalents.

The changes to be made to the financial statements for the periods ended March 31, 2005 through and including June 30, 2007 will reflect the reclassification of carrying amounts of investments in ARS previously reported as part of “cash and cash equivalents” to “marketable securities” on the Consolidated Balance Sheets.  The changes on the Consolidated Statements of Cash Flows will report the related cash flows from the purchases and sales of the ARS in “Cash Flows from Investment Activities” as well as an increase or decrease in the carrying amount of cash and cash equivalents for the applicable periods.  The Consolidated Statements of Operations for these periods will not change.

The Consolidated Balance Sheet as of December 31, 2006 included in the previously filed Form 10-Q for the period ended September 30, 2007 already reflects the carrying amounts of ARS as “marketable securities.” The Company owned no ARS as of September 30, 2007.  The Consolidated Statements of Cash Flows for the period ended September 30, 2007 is being revised to reclassify cash flows from purchases and sales of the ARS as “available–for-sale securities” under SFAS No. 115 and moving such activity from the category “Cash Flows from Operating Activities” to the “Cash Flows from Investment Activities.”

During the third quarter of 2007 the Company became aware that its holdings of “cash and cash equivalents” included the ARS and immediately ceased further purchases of ARS.  On the financial statements for the nine month period ended September 30, 2007 management showed “cash and cash equivalents” and separately showed the ARS it previously owned as “marketable securities.”  Management classified these ARS as “trading securities,” primarily as a result of the short time period the ARS were held and the number of trades involved in rolling over the positions every 7 or 28 days.  After further review of SFAS No. 115 and SEC staff interpretations, and discussions between management and the Company’s prior and current independent registered public accountants as part of the year end procedures for the period ended December 31, 2007, management now believes these investments should be classified as “available-for-sale securities” under SFAS No. 115, and accordingly the cash flows should be reported under the category “Cash Flows from Investing Activities.”  The Company was not in the business of trading marketable securities to generate short term profits and there was no underlying change in the price of these marketable securities between auction dates while the Company held them.

The Company believes this change in position, coupled with the heightened scrutiny in the financial markets on ARS holdings and activity, make a revision of the prior period reports appropriate and that the prior financial statements should not be relied upon.  The Company’s Audit Committee met on March 17, 2008 and authorized management to take these actions.

This press release contains forward-looking statements based on our expectations as of the date of this press release.  These statements necessarily reflect assumptions that we make in evaluating our expectations as to the future.  They also necessarily are subject to risks and uncertainties.  Our actual future performance and results could differ from that contained in or suggested by these forward-looking statements as a result of a variety of factors.  Our filings with the Securities & Exchange Commission present a detailed discussion of the principal risks and uncertainties related to our future operations, in particular under “Business Risks” in Part I, Item 1, of our Annual Report on Form 10-K

for the year ended December 31, 2006, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I, Item 7, of the Form 10-K.

Aldila is a leader among manufacturers of high performance graphite golf shafts used in clubs assembled and marketed throughout the world by major golf club companies, component distributors and custom clubmakers.  Aldila also manufactures composite prepreg material for its golf shaft business and external sales.

# # # #

Schedule of Consolidated Balance Sheets Line Item Reclassifications

	As of June 30, 2007
	As Reported	Reclassification	As Restated

Cash and cash equivalents	$19,361	$(16,700)	$2,661
Marketable securities	—	16,700	16,700

	As of March 31, 2007
	As Reported	Reclassification	As Restated

Cash and cash equivalents	$18,088	$(15,700)	$2,388
Marketable securities	—	15,700	15,700

	As of December 31, 2006
	As Reported	Reclassification	As Restated

Cash and cash equivalents	$15,182	$(11,300)	$3,882
Marketable securities	—	11,300	11,300

	As of September 30, 2006
	As Reported	Reclassification	As Restated

Cash and cash equivalents	$12,627	$(10,300)	$2,327
Marketable securities	—	10,300	10,300

	As of June 30, 2006
	As Reported	Reclassification	As Restated

Cash and cash equivalents	$16,292	$(13,100)	$3,192
Marketable securities	—	13,100	13,100

	As of March 31, 2006
	As Reported	Reclassification	As Restated

Cash and cash equivalents	$16,708	$(13,400)	$3,308
Marketable securities	—	13,400	13,400

	As of December 31, 2005
	As Reported	Reclassification	As Restated

Cash and cash equivalents	$15,821	$(13,900)	$1,921
Marketable securities	—	13,900	13,900

	As of September 30, 2005
	As Reported	Reclassification	As Restated

Cash and cash equivalents	$19,429	$(18,300)	$1,129
Marketable securities	—	18,300	18,300

	As of June 30, 2005
	As Reported	Reclassification	As Restated

Cash and cash equivalents	$16,666	$(13,000)	$3,666
Marketable securities	—	13,000	13,000

	As of March 31, 2005
	As Reported	Reclassification	As Restated

Cash and cash equivalents	$15,123	$(8,000)	$7,123
Marketable securities	2,491	8,000	10,491

Schedule of Consolidated Statements of Cash Flow Line Item Reclassifications

	For the nine month period ended September 30, 2007
	As Reported	Reclassification	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Purchase of marketable securities	$(14,200)	$14,200	$—
Proceeds from the sale of marketable securities	25,500	(25,500)	—
Net cash provided by (used for) operating activities	20,729	(11,300)	9,429

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of marketable securities	—	(14,200)	(14,200)
Proceeds from the sale of marketable securities	—	25,500	25,500
Net cash provided by (used for) investing activities	(4,784)	11,300	6,516

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash used for financing activities	(2,797)	—	(2,797)

NET INCREASE IN CASH AND CASH EQUIVALENTS	13,148	—	13,148
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	3,882	—	3,882
CASH AND CASH EQUIVALENTS, END OF PERIOD	17,030	—	17,030

	For the six month period ended June 30, 2007
	As Reported	Reclassification	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Net cash provided by operating activities	10,139	—	10,139

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of marketable securities	—	(14,200)	(14,200)
Proceeds from the sale of marketable securities	—	8,800	8,800
Net cash used for investing activities	(4,041)	(5,400)	(9,441)

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash used for financing activities	(1,919)	—	(1,919)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	4,179	(5,400)	(1,221)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	15,182	(11,300)	3,882
CASH AND CASH EQUIVALENTS, END OF PERIOD	19,361	(16,700)	2,661

	For the three month period ended March 31, 2007
	As Reported	Reclassification	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Net cash provided by operating activities	5,230	—	5,230

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of marketable securities	—	(9,200)	(9,200)
Proceeds from the sale of marketable securities	—	4,800	4,800
Net cash used for investing activities	(2,341)	(4,400)	(6,741)

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash provided by financing activities	17	—	17

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	2,906	(4,400)	(1,494)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	15,182	(11,300)	3,882
CASH AND CASH EQUIVALENTS, END OF PERIOD	18,088	(15,700)	2,388

	For the twelve month period ended December 31, 2006
	As Reported	Reclassification	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Net cash provided by operating activities	4,476	—	4,476

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of marketable securities	—	(11,000)	(11,000)
Proceeds from the sale of marketable securities	—	13,600	13,600
Net cash provided by (used for) investing activities	(4,399)	2,600	(1,799)

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash used for financing activities	(716)	—	(716)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(639)	2,600	1,961
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	15,821	(13,900)	1,921
CASH AND CASH EQUIVALENTS, END OF PERIOD	15,182	(11,300)	3,882

	For the nine month period ended September 30, 2006
	As Reported	Reclassification	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Net cash used for operating activities	(372)	—	(372)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of marketable securities	—	(6,400)	(6,400)
Proceeds from the sale of marketable securities	—	10,000	10,000
Net cash provided by (used for) investing activities	(3,064)	3,600	536

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash provided by financing activities	242	—	242

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(3,194)	3,600	406
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	15,821	(13,900)	1,921
CASH AND CASH EQUIVALENTS, END OF PERIOD	12,627	(10,300)	2,327

	For the six month period ended June 30, 2006
	As Reported	Reclassification	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Net cash used for operating activities	(7)	—	(7)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of marketable securities	—	(4,300)	(4,300)
Proceeds from the sale of marketable securities	—	5,100	5,100
Net cash provided by (used for) investing activities	(1,807)	800	(1,007)

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash provided by financing activities	2,285	—	2,285

NET INCREASE IN CASH AND CASH EQUIVALENTS	471	800	1,271
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	15,821	(13,900)	1,921
CASH AND CASH EQUIVALENTS, END OF PERIOD	16,292	(13,100)	3,192

	For the three month period ended March 31, 2006
	As Reported	Reclassification	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Net cash provided by operating activities	195	—	195

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of marketable securities	—	(1,800)	(1,800)
Proceeds from the sale of marketable securities	—	2,300	2,300
Net cash provided by (used for) investing activities	(741)	500	(241)

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash provided by financing activities	1,433	—	1,433

NET INCREASE IN CASH AND CASH EQUIVALENTS	887	500	1,387
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	15,821	(13,900)	1,921
CASH AND CASH EQUIVALENTS, END OF PERIOD	16,708	(13,400)	3,308

	For the twelve month period ended December 31, 2005
	As Reported	Reclassification	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Net cash provided by operating activities	10,388	—	10,388

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of marketable securities	—	(35,500)	(35,500)
Proceeds from the sale of marketable securities	4,971	21,600	26,571
Net cash provided by (used for) investing activities	3,816	(13,900)	(10,084)

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash used for financing activities	(9,914)	—	(9,914)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	4,290	(13,900)	(9,610)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	11,531	—	11,531
CASH AND CASH EQUIVALENTS, END OF PERIOD	15,821	(13,900)	1,921

	For the nine month period ended September 30, 2005
	As Reported	Reclassification	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Net cash provided by operating activities	8,741	—	8,741

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of marketable securities	—	(30,900)	(30,900)
Proceeds from the sale of marketable securities	4,971	12,600	17,571
Net cash provided by (used for) investing activities	3,755	(18,300)	(14,545)

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash used for financing activities	(4,598)	—	(4,598)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	7,898	(18,300)	(10,402)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	11,531	—	11,531
CASH AND CASH EQUIVALENTS, END OF PERIOD	19,429	(18,300)	1,129

	For the six month period ended June 30, 2005
	As Reported	Reclassification	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Net cash provided by operating activities	5,770	—	5,770

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of marketable securities	—	(22,700)	(22,700)
Proceeds from the sale of marketable securities	4,971	9,700	14,671
Net cash provided by (used for) investing activities	4,346	(13,000)	(8,654)

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash used for financing activities	(4,981)	—	(4,981)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	5,135	(13,000)	(7,865)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	11,531	—	11,531
CASH AND CASH EQUIVALENTS, END OF PERIOD	16,666	(13,000)	3,666

	For the three month period ended March 31, 2005
	As Reported	Reclassification	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Net cash provided by operating activities	760	—	760

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of marketable securities	—	(8,000)	(8,000)
Proceeds from the sale of marketable securities	2,480	—	2,480
Net cash provided by (used for) investing activities	2,325	(8,000)	(5,675)

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash provided by financing activities	507	—	507

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	3,592	(8,000)	(4,408)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	11,531	—	11,531
CASH AND CASH EQUIVALENTS, END OF PERIOD	15,123	(8,000)	7,123